SUNAMERICA EQUITY FUNDS

SunAmerica Growth Opportunities Fund

SunAmerica New Century Fund

(collectively the “Funds”)

Supplement to the Prospectus Dated January 27, 2005

In the section titled “Fund Management” under the heading “Advisers” the disclosure with respect to Tim Pettee of SunAmerica and his team of portfolio managers and analysts as the portfolio management team to the Funds, is replaced in its entirety with the following:

“The SunAmerica Growth Opportunities Fund and the SunAmerica New Century Fund (the “Funds”) are advised by SunAmerica. The portfolio manager of the Fund is Jay Rushin, Senior Vice President and Portfolio Manager. Mr. Rushin has over nine years of experience in the investment industry, focusing the past eight years on the small- and mid-cap growth segments of the market. Prior to joining SunAmerica as a portfolio manager in December 2005, Mr. Rushin was a lead portfolio manager at AIM Investments, where he was responsible for a small- and mid-cap growth team, and its respective portfolios.

In addition to being the portfolio manager of the Funds, Mr. Rushin manages various affiliated variable annuity portfolios. In aggregate, the aforementioned portfolios represent approximately $500 million of combined AIG SunAmerica, Polaris and Seasons shareholder assets. Mr. Rushin received a B.A. from Florida State University and is Chartered Financial Analyst. He is also a member of the Houston Society of Security Analysts.”

RE: January 6, 2006